UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2005

                              _____________________

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

         California                                         46-0476193
      (State or other              (Commission           (I.R.S. Employer
 jurisdiction of incorporation)    File Number)        Identification Number)

               27710 Jefferson Avenue
                      Suite A100
                Temecula, California                           92590
      (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 - Entry into a Material Definitive Agreement.

     On June 1, 2005, Temecula Valley Bank (the "Bank"), the principal operating subsidiary of Temecula Valley Bancorp Inc. (the "Company") entered into two Salary Continuation Plans ("SCPs"), one with William H. McGaughey, the Bank's Executive Vice President/Chief Operating Officer, and the other with Robert R. Flores, Jr., the Bank's Executive Vice President/SBA National Sales Manager. Both SCPs generally provide for up to a $100,000 yearly benefit for fifteen years upon retirement or other benefits based upon the cause of termination and the timing of the termination.


Item 5.05 - Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

     At a Board Meeting on May 25, 2005, the Company's Board of Directors adopted a revised and restated Code of Business Conduct and Ethics for the Company ("Code"). The revised Code expands the existing Code in the following respects:

     o Procedures for reporting violations of the Code to provide clear, confidential channels for reporting to the Chief Risk Officer or to the Chairman of the Audit Committee;

     o The discussion of conflicts of interest to specify the situations employees should be aware of and should comply with relative to transactions involving the Company; and

     o The compliance discussion relative to the necessity of accuracy in all financial reports and other public communications.


Item 8.01 - Other Events.

     On June 1, 2005, the Company filed its Listing Application: Publicly Traded Securities with The Nasdaq Stock Market, Inc. The Company, through this application, seeks listing on the Nasdaq National Market.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: June 1, 2005                     By: /s/ STEPHEN H. WACKNITZ
                                           -----------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President